Exhibit 3.57

2005038- 200

PENNSYLVANIA DEPARTMENT OF STATE

CORPORATION BUREAU

Entity Number	Certificate of Organization
/s/ Authorized Signatory	Domestic Limited Liability Company
(15 Pa.C.S. §8913)

Name Dennis Hursh			Document will be returned to the same and address you enter to the left.
Address
60 North Union Street, Middletown, PA 17057
City	State	Zipcode
Middletown, PA 17057

Fee: $125	Filed in the Department of State on APR 12 2005

/s/ Authorized Signatory
Secretary of the Commonwealth

In compliance with the requirements of 15 Pa.C.S. § 8913 (relating to certificate of organization), the undersigned desiring to organize a limited liability company, hereby certifies that:

l.                  The name of the limited liability company (designator is required, i.e, “company”, “limited” or “limited liability company” or abbreviation):

Gettysburg Radiation, LLC

2.               The (a) address of the limited liability company’s initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:

(a) Number and Street	City	State	Zip	County

115 Palace Drive, Gettysburg, PA 17325. Adams County

(b) Name of Commercial Registered Office Provider	County

c/o.

3.               The name and address, including street and number, if any, of each organizer is (all organizers must sign on page 2)

Name	Address

Satish A. Shah, M.D., 115 Palace Drive, Gettysburg, PA 17325

J. Geoffrey Sturgill, Jr., CPA, 139 Baltimore Street, Geltysburg, PA 17325

PA DEPT OF STATE
Certification# 9029798-1	APR 12 2005

2005038- 201

DSCB: 15-8913-2

4.               Strike out if inapplicable term

5.               Strike our if inapplicable

Management of the company is vested in a manager or managers.

6. The specified effective date, if any is:	.
month date year hour, if any

7.               Strike out if inapplicable

8.               For additional provisions of the certificate, if any, attach an 8 1/2 by 11 sheet.

IN TESTIMONY WHEREOF, the organizer(s) has (have) signed this Certificate of Organisation this

1 day of April, 2005

/s/ Authorized Signatory
Signature

/s/ Authorized Signatory
Signature

Signature